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                                                                   EXHIBIT 10.21


                                                                     Porter Lane






                                December 1, 2000



Mr. Richard A. Parlontieri
Emissions Testing, Inc.
400 Colony Park
Building 104, Suite 600
Cumming, Georgia  30041

          Re: Letter Agreement Regarding 210,000 Shares of the Common Stock of Emissions Testing, Inc., a Georgia Corporation (the "Company"), Owned of Record by Porter Lane Investments, Inc. ("Porter Lane")

Dear Mr. Parlontieri:

     As you know, Porter Lane is the owner of record of 210,000 shares of the common stock, no par value per share, of the Company.

     The Company has filed a registration statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") for the registration of certain shares of the Company's common stock ("Common Stock"), in a public offering (the "Offering") under the Securities Act of 1933, as amended (the "Act"). Among the shares of Common Stock to be registered in the Offering are 100,000 shares of Common Stock owned of record by Porter Lane ( the "Registered Shares"). The balance of the shares of Common Stock owned by Porter Lane, I.E., 110,000 shares, will not be registered with the SEC by the Company in the Offering (the "Restricted Shares").

     Inasmuch as Porter Lane wishes to induce the Company to continue its efforts in connection with the Offering, Porter Lane hereby agrees with, and represents to, the Company that Porter Lane will not, directly or indirectly, sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any manner, any of the Registered Shares (or any interest therein) or any of the Restricted Shares (or any interest therein), INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULE 144 OR RULE 144A UNDER THE ACT, from and after the date hereof except as follows:

          (a) The Company agrees that Porter Lane shall have the right to sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber and/or dispose of in any manner, up to and including

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Emissions Testing, Inc.
December 1, 2000
Page 2


               50,000 of the Registered Shares at any time after the moment that the SEC declares the Registration Statement effective under the Act (the "Effective Date"); and

          (b) The Company further agrees that Porter Lane shall have the right to sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber and/or dispose of in any manner, all or any part of the Registered Shares and all or any part of the Restricted Shares at any time after the earlier of (I) 12:01 AM (Atlanta, Georgia time) on October 1, 2001, or (II) the date and time that the Company has reduced to $250,000 or below the outstanding aggregate principal amount of the Company's indebtedness to GCA Strategic Investment Fund Limited, a Bermuda corporation ("GCA") (or its assignees) under the convertible debentures issued and sold (before or after the date hereof) by the Company pursuant to the terms of that certain Securities Purchase Agreement dated effective as of June 1, 2000 between the Company and GCA, as the same may be amended from time to time.

     Porter Lane agrees and understands that:

          (c) Any sale or other transaction involving all or any part of Registered Shares and all or any part of the Restricted Shares are, and shall hereafter remain, subject to all applicable federal and state securities laws and regulations.

          (d) The Company may place a legend reflecting this letter and terms hereof on any certificate evidencing all or any part of the shares described herein, and may give written notice of this letter, and the terms hereof, to the Company's transfer agent;

          (e) This letter, and the terms hereof, shall be binding upon Porter Lane and the successors and assigns of Porter Lane; and

          (f) The Company is relying upon the agreements and representations of Porter Lane set forth in this letter in filing the Registration Statement and amendments thereto and in consummating the Offering.

     The Company agrees that, upon the occurrence of the event described in subparagraph (b) (II) above, the Company shall give prompt written notice thereof to Porter Lane at the last known address then available to the Company.

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Emissions Testing, Inc.
December 1, 2000
Page 3



         The parties hereto agree that this Letter Agreement shall not be amended, modified or terminated without the prior written consent of GCA, which consent may be granted or denied in the sole discretion of GCA.

         If the foregoing meets with your understanding of our agreement, please so signify by signing and returning this Letter Agreement to us.

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
                                      Very truly yours,

                                      PORTER LANE INVESTMENTS, INC.


                                      By: /s/ Gerald F. Sullivan
                                          --------------------------------
                                        Name: Gerald F. Sullivan
                                             -----------------------------
                                         Position: President
                                                  ------------------------
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Agreed to and accepted as of the
day and year first above written.


EMISSIONS TESTING, INC.


By: /s/ Rich Parlontieri
    ------------------------------
   Name: Rich Parlontieri
         -------------------------
   Position: President/CEO
            ----------------------